Exhibit 10.18(d)

AMENDMENT NO. 2 TO

REVOLVING CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 (the .Amendment.) is made and entered into as of July 30, 2004 by and between Countrywide Warehouse Lending (.Lender.), Aames Capital Corporation and Aames Funding Corporation (jointly, the .Borrower.). This Amendment amends that certain Revolving Credit and Security Agreement by and between Lender and Borrower dated as of June 26, 2003 (as may be amended from time to time, the .Credit Agreement.).

RECITALS

Lender and Borrower have previously entered into the Credit Agreement pursuant to which Lender may, from time to time, provide Borrower credit in the form of a warehouse line secured by residential mortgage loans. Lender and Borrower hereby agree that the Credit Agreement shall be amended as provided herein.

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1.	Additional Named .Borrower. Added to Credit Agreement. Lender and Borrower hereby agree to add Aames Investment Corporation, real estate investment trust formed under the laws of Maryland (.Co-Borrower.) as an additional named .Borrower. to the Credit Agreement effective as of the date hereof. By being added as an additional named .Borrower. to the Credit Agreement and executing this Amendment below, it is understood and agreed by Co-Borrower that Co-Borrower shall be bound by all of the rights, liabilities, covenants and obligations of .Borrower. under the Credit Agreement. This includes, without limitation, being bound by all the rights, liabilities, covenants and obligations of .Borrower. under the Credit Agreement with respect to any Advances made by Lender to Borrower under the Credit Agreement prior to the date hereof or any Advances that Lender may make to Borrower or Co-Borrower under the Credit Agreement on or after the date hereof. Further, Borrower and Co-Borrower hereby expressly agree to be jointly and severally liable for all rights, liabilities, covenants and obligations of .Borrower. under the Credit Agreement, regardless of which entity incurred or is responsible for such rights, liabilities, covenants and obligations.

2.	No Other Amendments. Other than as expressly modified and amended herein, the Credit Agreement shall remain in full force and effect and nothing herein shall affect the rights and remedies of Lender as provided under the Credit Agreement.

3.	Capitalized Terms. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

IN WITNESS WHEREOF, Lender, Co-Borrower and Borrower have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

COUNTRYWIDE WAREHOUSE LENDING

By:
Signature

Name:

Title:

AAMES CAPITAL CORPORATION

By:
Signature

Name:

Title:

AAMES FUNDING CORPORATION

By:
Signature

Name:

Title:

AAMES INVESTMENT CORPORATION

By:
Signature

Name:

Title: